EXHIBIT 10.77



                                 Amendment No. 2
                to Collaborative Research and Licensing Agreement

This Amendment No 2 is made this 29th day of March, 1996 between Sparta Pharmaceuticals, Inc., (Assignee of the interests of Lexin Pharmaceutical Corporation) and Wichita State University (the "University") pursuant to the Agreement entered into between Lexin Pharmaceuticals Corporation ("Lexin") and the University.

                                    RECITALS

A. Lexin and the University entered into a Collaborative Research and Licensing Agreement ("Agreement") dated April 1, 1994.

B. Lexin and the University had previously extended the term of the Agreement for a term expiring on March 31, 1996.

C. Lexin and the University has previously agreed to the assignment of the Agreement to Sparta Pharmaceuticals, Inc. ("Sparta").

D. Sparta and the University desire to extend the term of the Agreement for an additional one year term.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1. The term of this agreement is hereby extended to cover the period April 1, 1996 to March 31, 1997.

      2. Both parties acknowledge and agree that all amounts due to the University for periods prior to March 31, 1996 have been paid in full.

      3. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 as of the date first above written.

                                          FOR WICHITA STATE UNIVERSITY


                                          By: /s/ Gerald D. Loper
                                              ---------------------------
                                          Name: Gerald D. Loper
                                                -------------------------
                                          Title: Assoc. V.P. for Research
                                                 ------------------------


                                          FOR SPARTA PHARMACEUTICALS,
                                          INC.


                                          By: /s/ Jerry B. Hook
                                              ---------------------------
                                              Jerry B. Hook, Ph.D.
                                              President & C.E.O.